Phoenix Multi-Portfolio Fund
                Supplement dated November 11, 1997 to Prospectus dated March 28, 1997 as supplemented August 1, 1997 and September 22, 1997

The Portfolio Managers
The following replaces the paragraph under the heading "Mid Cap Portfolio" on page 26 of the Prospectus.

     Mr. William J. Newman serves as Portfolio Manager of the Mid Cap Portfolio and as such is primarily responsible for the day to day management of the Portfolio. Mr. Newman also serves as Portfolio Manager of the Aggressive Growth Fund Series of Phoenix Series Fund and as Portfolio Manager of each of the four series of Phoenix Strategic Equity Series Fund. Mr. Newman is Chief Investment Strategist and Executive Vice President of the Adviser and National Securities & Research Corporation. Mr. Newman is also a Senior Vice President of the Fund, and of The Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix Income and Growth Fund, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix Worldwide Opportunities Fund, Phoenix-Aberdeen Series Fund, and Phoenix Duff & Phelps Institutional Mutual Funds. Prior to his current position Mr. Newman was Chief Investment Strategist and Managing Director of Phoenix Home Life Mutual Insurance Company from April through November, 1995, Chief Investment Strategist for Kidder Peabody in New York from May, 1993 to December, 1994, and Managing Director at Bankers Trust from March, 1991 to May, 1993.


PDP 467M (11/97)